UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	March 5, 2020

Exact Name of Registrant as Specified in Its Charter:	CALAMP CORP.

DELAWARE	0-12182	95-3647070
State or Other Jurisdiction of	Commission	I.R.S. Employer
Incorporation or Organization	File Number	Identification No.

Address of Principal Executive Offices:	15635 Alton Parkway, Suite 250
Irvine, CA 92618
Registrant's Telephone Number, Including Area Code:	(949) 600-5600
Former Name or Former Address, if Changed Since Last Report:	Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 per share	CAMP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.  Results of Operations and Financial Condition.

On March 5, 2020, CalAmp Corp. (the “Company”) issued a press release announcing the Company’s updated revenue outlook for the fourth quarter ended February 29, 2020. A copy of this press release is attached hereto as Exhibit 99.1.

The information contained in this Current Report pursuant to this “Item 2.02 Results of Operations and Financial Condition” is being furnished. The information in this Item of Form 8-K and on Exhibit 99.1 attached hereto shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release dated March 5, 2020, announcing the Company’s updated revenue outlook for the fourth quarter ended February 29, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

CALAMP CORP.

March 5, 2020	By: /s/ Kurtis Binder
Date	Kurtis Binder
Executive Vice President and CFO
(Principal Financial Officer)